UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2013

Augme Technologies, Inc.
(Exact name of registrant as specified in Charter)

Delaware	333-57818	20-0122076
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

350 7th Avenue, 2nd Floor
New York, NY 10001
(Address of Principal Executive Offices)

(855) 423-5433
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On March 13, 2013, Augme Technologies, Inc., ("Augme")  issued a press release announcing the results of its operations for the fourth quarter and fiscal year ended February 28, 2013.  The full text of the press release is attached as an exhibit to this report and incorporated herein by reference.

The press release contains the following quote of Augme's Chief Executive Officer, Ivan Braiker: "Through our concluded restructuring and expanding pipeline of opportunities, we continue to expect Augme to achieve Non-GAAP operating profitability by the end of our Q2 2014."  Non-GAAP operating profitability has historically been defined and measured by Augme's management as GAAP net operating loss, adjusted for non-cash items including option and warrant expense, depreciation and amortization, and asset impairment.

Item 9.01                      Financial Statements and Exhibits

(d)                      Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated March 13, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Augme Technologies, Inc. (Registrant)

Date: March 19, 2013	By:	/s/ Thomas J. Virgin
Thomas J. Virgin Chief Financial Officer